UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2019

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.000% Notes due 2020	PM20B	New York Stock Exchange
Floating Notes due 2020	PM20C	New York Stock Exchange
1.750% Notes due 2020	PM20A	New York Stock Exchange
4.500% Notes due 2020	PM20	New York Stock Exchange
1.875% Notes due 2021	PM21B	New York Stock Exchange
1.875% Notes due 2021	PM21C	New York Stock Exchange
4.125% Notes due 2021	PM21	New York Stock Exchange
2.900% Notes due 2021	PM21A	New York Stock Exchange
2.625% Notes due 2022	PM22A	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 4, 2019, Philip Morris International Inc. (the “Company”) announced that, as part of its global manufacturing infrastructure optimization, its German affiliate, Philip Morris Manufacturing GmbH (“PMMG”) reached an agreement with employee representatives to end cigarette production in its factory in Berlin, Germany, by January 1, 2020. In connection with the agreement, the Company expects to record estimated pre-tax charges of approximately $355 million. This estimated amount includes pension and employee separation costs of approximately $265 million, which will be paid in cash, and asset impairment costs of approximately $90 million, primarily related to machinery and equipment, which are non-cash charges. The final amount of the charges, as well as the timing of payments, will depend on the separation options selected by impacted employees under the agreement and the final evaluation of the potential future use of assets. The Company expects that most of the pre-tax charges will be recorded in the fourth quarter of 2019 and most of the cash expenditures will occur in 2020.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2019, Philip Morris International Inc. (the “Company”) issued a press release announcing that Philip Morris Manufacturing GmbH (“PMMG”) reached an agreement with employee representatives to end cigarette production in its factory in Berlin, Germany, by January 1, 2020, and the estimate of the associated financial impact. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Philip Morris International Inc. Press Release dated November 4, 2019 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: November 4, 2019